UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 27, 2016

GIGAMON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35957	26-3963351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3300 Olcott Street
Santa Clara, California 95054
(Address of principal executive offices, including zip code)
(408) 831-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On October 27, 2016, Gigamon Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended October 1, 2016. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Resignation of Chief Financial Officer
On October 27, 2016, Michael J. Burns, resigned as the chief financial officer of the Company, effective immediately. Following his resignation from the position of chief financial officer, Mr. Burns will remain with the Company through February 28, 2017 to assist in the Company’s transition to the new chief financial officer.
(c) and (e) Appointment of Chief Financial Officer
On October 27, 2016, the Company announced the appointment of Rex S. Jackson as chief financial officer of the Company. Mr. Jackson will also serve as the Company’s principal financial officer and principal accounting officer.
Mr. Jackson, age 56, most recently served as chief financial officer of Rocket Fuel Inc., a digital advertising company, from March 2016 until October 2016. From January 2013 to September 2015, Mr. Jackson served as executive vice president and chief financial officer at JDS Uniphase Corporation, a provider of test and measurement solutions and optical components to the telecommunications industry, after having served as chief financial officer on an interim basis from September 2012 to January 2013. Previously, he was senior vice president, business services at JDS Uniphase from January 2011 to September 2012. Before joining JDS Uniphase, Mr. Jackson was executive vice president and chief financial officer at Symyx Technologies, Inc., a provider of hardware and software solutions for materials research, from October 2007 until its merger with Accelrys, Inc. in July 2010, its interim chief financial officer from May 2007 to October 2007, and its General Counsel from March 2007 to October 2007. Prior to joining Symyx, Mr. Jackson served in a number of legal and business roles with technology companies. Mr. Jackson currently serves on the boards of directors of Emcore Corporation, a designer and manufacturer of optical chips and components for the broadband and fiber optics industry, and Energous Corporation, a company developing and marketing wireless electric charging technology. Mr. Jackson holds a B.A. degree in political science from Duke University and a J.D. degree from Stanford University Law School.
Mr. Jackson does not have any family relationship with any of the Company’s directors or executive officers. Mr. Jackson has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.
In connection with Mr. Jackson’s appointment, the Company and Mr. Jackson entered into an offer letter agreement (the “Offer Letter”), which provides that as chief financial officer, Mr. Jackson will receive an annual base salary of $350,000 and an annual target bonus opportunity of 50% of his base salary. In addition, the Offer Letter provides that, subject to approval by the Company’s Board of Directors, Mr. Jackson will receive an option to purchase 100,000 shares of the Company’s common stock with an exercise price equal to the then fair market value and 50,000 RSUs. 25% of the shares subject to the option will vest on the first anniversary of the vesting commencement date (currently anticipated to be the date on which Mr. Jackson starts his employment with the Company) , and thereafter, in ratable monthly installments for 36 months. The RSUs will vest over a 4 year period, with 25% of the RSUs vesting on the first quarterly vesting period following the one year anniversary of the vesting commencement date (currently anticipated to be the date on which Mr. Jackson starts his employment with the Company) and thereafter, 1/16th of the RSUs will vest on each successive quarterly RSU vesting date (the 15th of February, May August and November of each year). Vesting of the option and the RSUs are subject to Mr. Jackson’s continued service with the Company through each applicable vesting date. The option and the RSUs are subject to the terms and conditions of the Company’s 2013 Equity Incentive Plan and the related forms of equity agreements.
Additionally, the Offer Letter provides that, subject to approval by the Company’s Board of Directors, the Company intends to enter into a change in control severance agreement (the “Severance Agreement”) with Mr. Jackson, which will provide that that upon a termination of his employment without cause or resignation for good reason (as such terms are defined in the Severance Agreement) before the date that is three months prior to a change in control of the

Company or following the date that is 12 months following a change in control, then Mr. Jackson will receive a cash severance payment equal to six months of his base salary plus reimbursement for COBRA premiums for up to six months and will be entitled to six months of accelerated vesting of his equity awards. Additionally, the Severance Agreement will further provide that upon a termination of employment without cause or resignation for good reason during the period beginning three months prior to a change in control and ending 12 months following a change in control, then instead of six months of accelerated vesting, Mr. Jackson will be entitled to either 24 months of accelerated vesting of his equity awards if the change in control occurs within the first 12 months following his date of hire, or full accelerated vesting if the change in control occurs after the first 12 months following his date of hire.
In connection with his appointment, Mr. Jackson will also enter into the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-182662) filed with the Securities and Exchange Commission on May 29, 2013.
A copy of the press release issued by the Company announcing the appointment of Mr. Jackson is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The foregoing descriptions of the Separation Agreement and the Offer Letter contained herein and are qualified in their entirety by reference to the full text of the Separation Agreement and the Offer Letter, respectively, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1*	Form of Indemnification Agreement between the Company and its directors and officers
99.1	Press release issued by Gigamon Inc., dated October 27, 2016
99.2	Press release issued by Gigamon Inc., dated October 27, 2016, entitled "Gigamon Announces CFO Succession"

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-182662), filed with the Securities and Exchange Commission on May 29, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGAMON INC.

By:	/s/ Paul B. Shinn
Paul B Shinn
Chief Legal Officer and Senior Vice President of Corporate Development
Date: October 27, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Form of Indemnification Agreement between the Company and its directors and officers
99.1	Press release issued by Gigamon Inc., dated October 27, 2016
99.2	Press release issued by Gigamon Inc., dated October 27, 2016, entitled "Gigamon Announces CFO Succession"

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 333-182662), filed with the Securities and Exchange Commission on May 29, 2013.